UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	[90-1604380]
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800

New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) 204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2024, Global Tech Industries Group, Inc. (the “Company”) entered into Stock Cancellation Agreements (collectively, the “Agreements”) with certain officers and directors of the Company pursuant to which Agreements an aggregate of 36,460,714 shares of the Company’s common stock, $0.001 par value per share (the “Shares”), were canceled and are no longer issued and outstanding. The Shares were previously issued by the Company to such officers and directors on or about January 25, 2023.

On December 1, 2023 the Company engaged Afshin Luke Rahbari as an advisor to the Company’s Board of Directors (the “Board”). Subsequently, upon a review by Mr. Rahbari it was determined that the Shares were previously erroneously and inadvertently issued and that the cancellation of the Shares was in the best interests of the Company and its shareholders.

The foregoing description of the Agreements is a summary only, does not purport to set forth the complete terms of the Agreements and is qualified in its entirety by reference to the form of the Agreements filed as Exhibit 10.1 to this Current Report on Form 8-K and hereby incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Stock Cancellation Agreement.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Tech Industries Group, Inc.

Date: June 17, 2024	By:	/s/ David Reichman
	Name:	David Reichman
	Title:	Chairman & CEO